Results of Special Meeting of Shareholders of Strong Advisor Mid Cap Growth Fund

At a Special Meeting of the Shareholders of the Fund held on December 10, 2004, shareholders approved the following proposals:

To approve the reorganization of the Strong Advisor Mid Cap Growth Fund into the Wells Fargo Advantage Mid Cap Growth Fund.


                For                  Against               Abstain

           2,793,869.251           44,738.407            193,855.170

To approve an interim advisory agreement with Wells Fargo Funds Management, LLC.


                For                  Against               Abstain

           2,744,097.207           90,382.068            197,983.553

To approve an interim sub-advisory agreement with Wells Capital Management Incorporated.


                For                  Against               Abstain

           2,788,660.601           45,716.312            198,085.915

Appointment of Messrs. Phillip O. Peterson, William F. Vogt, and Gordon B. Greer as Trustees of the Liquidating Trust, which is referenced in the Agreement and Plan of Reorganization.


                For                  Against               Abstain

           3,032,462.828                -                     -


Results of Special Meeting of Shareholders of Strong Advisor Small Cap Value
Fund

At a Special Meeting of the Shareholders of the Fund held on December 22, 2004, shareholders approved the following proposals:

To approve the reorganization of the Strong Advisor Small Cap Value Fund into the Wells Fargo Advantage Small Cap Value Fund.


                For                  Against               Abstain

           33,682,758.214          858,645.869           1,267,349.236

To approve an interim advisory agreement with Wells Fargo Funds Management, LLC.


                For                  Against               Abstain

           33,669,973.056          820,174.308           1,318,605.955

To approve an interim sub-advisory agreement with Wells Capital Management Incorporated.


                For                  Against               Abstain

           33,618,644.758          832,169.819           1,357,938.742

Appointment of Messrs. Phillip O. Peterson, William F. Vogt, and Gordon B. Greer as Trustees of the Liquidating Trust, which is referenced in the Agreement and Plan of Reorganization.


                For                  Against               Abstain

           35,808,753.319               -                     -


Results of Special Meeting of Shareholders of Strong Mid Cap Disciplined Fund

At a Special Meeting of the Shareholders of the Fund held on December 22, 2004, shareholders approved the following proposals:

To approve the reorganization of the Strong Mid Cap Disciplined Fund into the Wells Fargo Advantage Mid Cap Disciplined Fund.


                For                  Against               Abstain

           16,788,270.730          751,876.278           475,213.382

To approve an interim advisory agreement with Wells Fargo Funds Management, LLC.


                For                  Against               Abstain

           16,781,255.575          717,453.152           516,651.663

To approve an interim sub-advisory agreement with Wells Capital Management Incorporated.


                For                  Against               Abstain

           16,747,407.376          736,231.938           531,721.076

Appointment of Messrs. Phillip O. Peterson, William F. Vogt, and Gordon B. Greer as Trustees of the Liquidating Trust, which is referenced in the Agreement and Plan of Reorganization.


                For                  Against               Abstain

           18,015,360.390               -                     -


Results of Special Meeting of Shareholders of Strong Large Cap Core Fund

At a Special Meeting of the Shareholders of the Fund held on December 10, 2004, shareholders approved the following proposals:

To approve the reorganization of the Strong Large Cap Core Fund into the Wells Fargo Advantage Growth and Income Fund.


                For                  Against               Abstain

           222,056.215             5,455.169             4,611.455

To approve an interim advisory agreement with Wells Fargo Funds Management, LLC.


                For                  Against               Abstain

           215,565.487             11,310.945            5,246.407

To approve an interim sub-advisory agreement with Matrix Asset Advisors, Inc.


                For                  Against               Abstain

           215,422.070             11,529.945            5,170.824

Appointment of Messrs. Phillip O. Peterson, William F. Vogt, and Gordon B. Greer as Trustees of the Liquidating Trust, which is referenced in the Agreement and Plan of Reorganization.


                For                  Against               Abstain

           232,122.839                  -                     -


Results of Special Meeting of Shareholders of Strong Dow 30 Value Fund

At a Special Meeting of the Shareholders of the Fund held on December 22, 2004, shareholders approved the following proposals:

To approve the reorganization of the Strong Dow 30 Value Fund into the Wells Fargo Advantage Dividend Income Fund.


                For                  Against               Abstain

           2,847,097.099           253,009.596           113,813.300

To approve an interim advisory agreement with Wells Fargo Funds Management, LLC.


                For                  Against               Abstain

           2,822,076.041           259,115,937           132,728.017

To approve an interim sub-advisory agreement with Wells Capital Management Incorporated.


                For                  Against               Abstain

           2,811,769.717           274,019.973           128,130.305

Appointment of Messrs. Phillip O. Peterson, William F. Vogt, and Gordon B. Greer as Trustees of the Liquidating Trust, which is referenced in the Agreement and Plan of Reorganization.


                For                  Against               Abstain

           3,213,919.995                -                     -


Results of Special Meeting of Shareholders of Strong Growth Fund

At a Special Meeting of the Shareholders of the Fund held on December 10, 2004, shareholders approved the following proposals:

To approve the reorganization of the Strong Growth Fund into the Wells Fargo Advantage Growth Fund.


                For                  Against               Abstain

           47,034,675.672          1,185,781.208         744,280.706

To approve an interim advisory agreement with Wells Fargo Funds Management, LLC.


                For                  Against               Abstain

           46,890,361.599          1,221,651.791         852,724.196

To approve an interim sub-advisory agreement with Wells Capital Management Incorporated.


                For                  Against               Abstain

           46,815,360.747          1,260,105.361         889,271.478

Appointment of Messrs. Phillip O. Peterson, William F. Vogt, and Gordon B. Greer as Trustees of the Liquidating Trust, which is referenced in the Agreement and Plan of Reorganization.


                For                 Against                Abstain

           48,964,737.586              -                      -


Results of Special Meeting of Shareholders of Strong Enterprise Fund

At a Special Meeting of the Shareholders of the Fund held on December 10, 2004, shareholders approved the following proposals:

To approve the reorganization of the Strong Enterprise Fund into the Wells Fargo Advantage Enterprise Fund.


                For                  Against               Abstain

           6,687,917.363           225,948.205           135,768.964

To approve an interim advisory agreement with Wells Fargo Funds Management, LLC.


                For                  Against               Abstain

           6,646,973.052           249,712.226           152,949.254

To approve an interim sub-advisory agreement with Wells Capital Management Incorporated.


                For                  Against               Abstain

           6,631,427.780           254,732.841           163,473.911

Appointment of Messrs. Phillip O. Peterson, William F. Vogt, and Gordon B. Greer as Trustees of the Liquidating Trust, which is referenced in the Agreement and Plan of Reorganization.


                For                 Against                Abstain

           7,049,634.532               -                      -


Results of Special Meeting of Shareholders of Strong Growth 20 Fund

At a Special Meeting of the Shareholders of the Fund held on December 10, 2004, shareholders approved the following proposals:

To approve the reorganization of the Strong Growth 20 Fund into the Wells Fargo Advantage Growth Fund.


                For                  Against               Abstain

           5,533,701.257           203,769.299           215,176.854

To approve an interim advisory agreement with Wells Fargo Funds Management, LLC.


                For                  Against               Abstain

           5,494,401.613           216,006.698           242,239.099

To approve an interim sub-advisory agreement with Wells Capital Management Incorporated.


                For                  Against               Abstain

           5,499,220.107           216,035.623           237,391.680

Appointment of Messrs. Phillip O. Peterson, William F. Vogt, and Gordon B. Greer as Trustees of the Liquidating Trust, which is referenced in the Agreement and Plan of Reorganization.


                For                 Against                Abstain

           5,952,647.410               -                      -


Results of Special Meeting of Shareholders of Strong Technology 100 Fund

At a Special Meeting of the Shareholders of the Fund held on December 10, 2004, shareholders approved the following proposals:

To approve the reorganization of the Strong Technology 100 Fund into the Wells Fargo Advantage Specialized Technology Fund.


                For                  Against               Abstain

           13,182,141.708          423,202.867           294,516.270

To approve an interim advisory agreement with Wells Fargo Funds Management, LLC.


                For                  Against               Abstain

           13,110,360.314          446,191.185           343,309.346

To approve an interim sub-advisory agreement with RCM Capital Management, LLC.


                For                  Against               Abstain

           13,068,117.312          471,645.130           360,098.403

Appointment of Messrs. Phillip O. Peterson, William F. Vogt, and Gordon B. Greer as Trustees of the Liquidating Trust, which is referenced in the Agreement and Plan of Reorganization.


                For                  Against               Abstain

           13,899,860.845               -                     -


Results of Special Meeting of Shareholders of Strong U.S. Emerging Growth Fund

At a Special Meeting of the Shareholders of the Fund held on December 22, 2004, shareholders approved the following proposals:

To approve the reorganization of the Strong U.S. Emerging Growth Fund into the Wells Fargo Advantage Small Cap Growth Fund.


                For                  Against               Abstain

           2,458,514.508           75,634.110            54,623.712

To approve an interim advisory agreement with Wells Fargo Funds Management, LLC.


                For                  Against               Abstain

           2,450,436.494           79,084.048            59,251.788

To approve an interim sub-advisory agreement with Wells Capital Management Incorporated.


                For                  Against               Abstain

           2,446,469.053           81,661.305            60,641.972

Appointment of Messrs. Phillip O. Peterson, William F. Vogt, and Gordon B. Greer as Trustees of the Liquidating Trust, which is referenced in the Agreement and Plan of Reorganization.


                For                 Against                Abstain

           2,588,772.330               -                      -


Results of Special Meeting of Shareholders of Strong Value Fund

At a Special Meeting of the Shareholders of the Fund held on December 22, 2004, shareholders approved the following proposals:

To approve the reorganization of the Strong Value Fund into the Wells Fargo Advantage Large Company Core Fund.


                For                  Against               Abstain

           2,752,059.376           562,905.974           68,658.833

To approve an interim advisory agreement with Wells Fargo Funds Management, LLC.


                For                  Against               Abstain

           2,717,480.183           592,618.393           73,525.607

To approve an interim sub-advisory agreement with Matrix Asset Advisors, Inc.


                For                  Against               Abstain

           2,723,232.591           576,790.567           83,601.025

Appointment of Messrs. Phillip O. Peterson, William F. Vogt, and Gordon B. Greer as Trustees of the Liquidating Trust, which is referenced in the Agreement and Plan of Reorganization.


                For                  Against               Abstain

           3,383,624.183                -                     -


Results of Special Meeting of Shareholders of Strong Index 500 Fund

At a Special Meeting of the Shareholders of the Fund held on December 10, 2004, shareholders approved the following proposals:

To approve the reorganization of the Strong Index 500 Fund into the Wells Fargo Advantage Index Fund.


                For                  Against               Abstain

           7,252,043.423           243,384.674           106,158.042

Appointment of Messrs. Phillip O. Peterson, William F. Vogt, and Gordon B. Greer as Trustees of the Liquidating Trust, which is referenced in the Agreement and Plan of Reorganization.


                For                  Against               Abstain

           7,601,586.139                -                     -


Results of Special Meeting of Shareholders of Strong Advisor Utilities and Energy Fund

At a Special Meeting of the Shareholders of the Fund held on December 10, 2004, shareholders approved the following proposals:

To approve the reorganization of the Strong Advisor Utilities and Energy Fund into the Wells Fargo Advantage Equity Income Fund.


                For                  Against               Abstain

           636,265.000             1,743.000                  -

To approve an interim advisory agreement with Wells Fargo Funds Management, LLC.


                For                  Against               Abstain

           636,265.000             1,743.000                  -

To approve an interim sub-advisory agreement with Wells Capital Management Incorporated.


                For                  Against               Abstain

           635,686.000             2,322.000                  -

Appointment of Messrs. Phillip O. Peterson, William F. Vogt, and Gordon B. Greer as Trustees of the Liquidating Trust, which is referenced in the Agreement and Plan of Reorganization.


                For                  Against               Abstain

           638,008.000                  -                     -


Results of Special Meeting of Shareholders of Strong Large Company Growth Fund

At a Special Meeting of the Shareholders of the Fund held on December 10, 2004, shareholders approved the following proposals:

To approve the reorganization of the Strong Large Company Growth Fund into the Wells Fargo Advantage Capital Growth Fund.


                For                  Against               Abstain

           3,054,662.215           83,443.902            59,998.294

To approve an interim advisory agreement with Wells Fargo Funds Management, LLC.


                For                  Against               Abstain

           3,042,618.212           90,391.353            65,094.846

To approve an interim sub-advisory agreement with Wells Capital Management Incorporated.


                For                  Against               Abstain

           3,043,733.137           86,473.909            67,897.365

Appointment of Messrs. Phillip O. Peterson, William F. Vogt, and Gordon B. Greer as Trustees of the Liquidating Trust, which is referenced in the Agreement and Plan of Reorganization.


                For                 Against                Abstain

           3,198,104.411               -                      -


Results of Special Meeting of Shareholders of Strong Advisor Large Company Core Fund

At a Special Meeting of the Shareholders of the Fund held on December 10, 2004, shareholders approved the following proposals:

To approve the reorganization of the Strong Advisor Large Company Core Fund into the Wells Fargo Advantage Large Company Core Fund.


                For                  Against               Abstain

           5,100,289.787           86,631.717            106,736.070

To approve an interim advisory agreement with Wells Fargo Funds Management, LLC.


                For                  Against               Abstain

           5,088,005.787           89,534.717            116,117.070

To approve an interim sub-advisory agreement with Matrix Asset Advisors, Inc.


                For                  Against               Abstain

           5,067,419.787           91,935.717            134,302.070

Appointment of Messrs. Phillip O. Peterson, William F. Vogt, and Gordon B. Greer as Trustees of the Liquidating Trust, which is referenced in the Agreement and Plan of Reorganization.


                For                  Against               Abstain

           5,293,657.574                -                     -